Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

Future minimum payments under obligations for our continuing operations listed below (including all optional expected renewal periods on operating leases) as of December 31, 2010, are as follows (in thousands):

	Total	2011	2012	2013	2014	2015	Thereafter, including all renewal periods
Long-term debt obligations	$4,236,995	$15,062	$20,084	$20,084	$5,021	$2,947,494	$1,229,250
Interest payments	3,997,363	474,514	476,077	474,895	473,937	473,862	1,624,078
Operating lease obligations(1)	13,601,360	385,999	435,759	443,715	450,156	461,108	11,424,623
Spectrum lease obligations	5,950,009	156,579	163,057	162,037	170,480	165,151	5,132,705
Spectrum service credits	107,682	1,130	1,130	1,130	1,130	1,130	102,032
Capital lease obligations(2)	126,297	12,450	12,731	13,022	13,996	11,538	62,560
Signed spectrum agreements	9,925	9,925	—	—	—	—	—
Network equipment purchase obligations	40,222	40,222	—	—	—	—	—
Other purchase obligations	181,800	67,010	49,660	28,880	10,000	10,000	16,250

Total	$28,251,653	$1,162,891	$1,158,498	$1,143,763	$1,124,720	$4,070,283	$19,591,498

(1)	Includes executory costs of $36.2 million.
(2)	Payments include $54.1 million representing interest.

Spectrum and operating lease obligations — Our commitments for non-cancelable operating leases consist mainly of leased spectrum license fees, office space, equipment, and leased sites, including towers and rooftop locations. Certain of the leases provide for minimum lease payments, additional charges and escalation clauses. Certain of the tower leases specify a minimum number of new leases to commence by December 31, 2011. Charges apply if these commitments are not satisfied. Leased spectrum agreements have terms of up to 30 years. Operating leases generally have initial terms of five years with multiple renewal options for additional five-year terms totaling between 20 and 25 years.

Expense recorded related to spectrum and operating leases of continued operations was as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Spectrum lease expense	$222,560	$201,461	$72,923
Amortization of prepaid spectrum licenses	57,433	57,898	17,109

Total spectrum lease expense	$279,993	$259,359	$90,032

Operating lease expense	$473,410	$235,079	$50,482

Other spectrum commitments — We have commitments to provide Clearwire services to certain lessors in launched markets, and reimbursement of capital equipment and third-party service expenditures of the lessors over the term of the lease. We accrue a monthly obligation for the services and equipment based on the total estimated available service credits divided by the term of the lease. The obligation is reduced as actual invoices are presented and paid to the lessors. During the years ended December 31, 2010, 2009 and 2008 we satisfied $987,000, $779,000 and $76,000, respectively, related to these commitments. The maximum remaining commitment at December 31, 2010 is $107.7 million and is expected to be incurred over the term of the related lease agreements, which generally range from 15-30 years.

As of December 31, 2010, we have signed agreements to acquire approximately $9.9 million in new spectrum, subject to closing conditions. These transactions are expected to be completed within the next twelve months.

Network equipment purchase obligations — We have purchase commitments with take-or-pay obligations and/or volume commitments for equipment that are non-cancelable and outstanding purchase orders for network equipment for which we believe delivery is likely to occur.

Other purchase obligations — We have purchase obligations that include minimum purchases we have committed to purchase from suppliers over time and/or unconditional purchase obligations where we guarantee to make a minimum payment to suppliers for goods and services regardless of whether suppliers fully deliver them. They include, among other things, agreements for backhaul, subscriber devices and IT related and other services. In addition, we are party to various arrangements that are conditional in nature and create an obligation to make payments only upon the occurrence of certain events, such as the actual delivery and acceptance of products or services. Because it is not possible to predict the timing or amounts that may be due under these conditional arrangements, no such amounts have been included in the table above. The table above also excludes blanket purchase order amounts where the orders are subject to cancellation or termination at our discretion or where the quantity of goods or services to be purchased or the payment terms are unknown because such purchase orders are not firm commitments.

AMDOCS Agreement — On March 31, 2009, we entered into a Customer Care and Billing Services Agreement, as amended, which we refer to as the Amdocs Agreement, with Amdocs Software Systems Limited, which we refer to as Amdocs, under which Amdocs will provide a customized customer care and billing platform, which we refer to as the Platform, to us. In connection with the provision of these services and the establishment of the Platform, Amdocs will also license certain of its software to us.

The initial term of the Amdocs Agreement is seven years. Under the terms of the Amdocs Agreement, we are required to pay Amdocs licensing fees, implementation fees, monthly subscriber fees, and reimbursable expenses. In addition, the Amdocs Agreement contains detailed terms governing implementation and maintenance of the Platform; performance specifications; acceptance testing; charges, credits and payments; and warranties.

Legal proceedings — As more fully described below, we are involved in a variety of lawsuits, claims, investigations and proceedings concerning intellectual property, business practices, commercial and other matters. We determine whether we should accrue an estimated loss for a contingency in a particular legal proceeding by assessing whether a loss is deemed probable and can be reasonably estimated. We reassess our views on estimated losses on a quarterly basis to reflect the impact of any developments in the matters in which we are involved. Legal proceedings are inherently unpredictable, and the matters in which we are involved often present complex legal and factual issues. We vigorously pursue defenses in legal proceedings and engage in discussions where possible to resolve these matters on terms favorable to us. It is possible, however, that our business, financial condition and results of operations in future periods could be materially and adversely affected by increased litigation expense, significant settlement costs and/or unfavorable damage awards.

On April 22, 2009, a purported class action lawsuit was filed against Clearwire U.S. LLC in Superior Court in King County, Washington by a group of five plaintiffs from Hawaii, Minnesota, North Carolina and Washington (Chad Minnick, et al.). The lawsuit generally alleges that we disseminated false advertising about the quality and reliability of our services; imposed an unlawful early termination fee, which we refer to as ETF; and invoked unconscionable provisions of our Terms of Service to the detriment of subscribers. Among other things, the lawsuit seeks a determination that the alleged claims may be asserted on a class-wide basis; an order declaring certain provisions of our Terms of Service, including the ETF provision, void and unenforceable; an injunction prohibiting us from collecting ETFs and further false advertising; restitution of any early termination fees paid by our subscribers; equitable relief; and an award of unspecified damages and attorneys’ fees. On May 27, 2009, an amended complaint was filed and served, adding seven additional plaintiffs, including individuals from New Mexico, Virginia and Wisconsin. On June 2, 2009, plaintiffs served the amended complaint. We removed the action to the United States District Court for the Western District of Washington. On July 23, 2009, we filed a motion to dismiss the amended complaint. The Court stayed discovery pending its ruling on the motion. The Court granted our motion to dismiss in its entirety on February 2, 2010. Plaintiffs filed a notice of appeal to the Ninth Circuit Court of Appeals. Oral argument before the Ninth Circuit Court of Appeals took place on November 3, 2010. The Court has not yet ruled on the appeal. This case is in the early stages of litigation, its outcome is unknown and an estimate of any potential loss cannot be made at this time.

On September 1, 2009, we were served with a purported class action lawsuit filed in King County Superior Court, brought by representative plaintiff Rosa Kwan. The complaint alleges we placed unlawful telephone calls using automatic dialing and announcing devices and engaged in unlawful collection practices. It seeks declaratory, injunctive, and/or equitable relief and actual and statutory damages under federal and state law. On October 1, 2009, we removed the case to the United States District Court for the Western District of Washington. On October 22, 2009, the Court issued a stipulated order granting plaintiff until October 29, 2009 to file an Amended Complaint. The parties further stipulated to allow a Second Amended Complaint, which plaintiffs filed on December 23, 2009. We then filed a motion to dismiss that was fully briefed on January 15, 2010. On February 22, 2010 the Court granted our motion to dismiss in part, dismissing certain claims with prejudice and granting plaintiff leave to further amend the complaint. Plaintiff filed a Third Amended Complaint adding additional state law claims and joining Bureau of Recovery, which we refer to as BOR, a purported collection agency, as a co-defendant. The parties have stipulated that plaintiff may file a Fourth Amended Complaint adding two new class representatives. Clearwire’s response to the Fourth Amended Complaint is due March 3, 2011. Plaintiffs’ motion for class certification is due April 7, 2011. This case is in the early stages of litigation, its outcome is unknown and an estimate of any potential loss cannot be made at this time.

We have been engaged in ongoing negotiations with Sprint to resolve issues related to wholesale pricing for Sprint 4G smartphone usage under our commercial agreements with Sprint. On October 29, 2010, we received a notice from Sprint initiating an arbitration process to resolve these issues. On November 22, 2010, in response to the notice, we commenced an arbitration action against Sprint with the American Arbitration Association, which we refer to as AAA. The primary dispute between the parties relates to the pricing to be paid to us for smartphone usage by Sprint and Sprint’s subscribers over our 4G network. In particular, the parties are disputing the proper interpretation and enforceability of the 4G MVNO Agreement with respect to the options for such smartphone pricing. We filed our Statement of Claim against Sprint on December 14, 2010. On January 21, 2011, Sprint answered the Statement of Claim and asserted counterclaims seeking related relief under the 4G MVNO Agreement. On February 7, 2011, Clearwire filed its reply to Sprint’s counterclaims, denying all material allegations in Sprint’s response and counterclaims and asserting various affirmative defenses. The action will proceed before a single arbitrator, but no arbitrator has been appointed yet and no final hearing dates have been scheduled. Finally, while not part of this arbitration action, the parties have served on each other various notices preserving their rights to arbitrate certain invoices relating to multi-mode devices submitted by both parties under the 3G MVNO and 4G MVNO Agreements. But no arbitration action has been commenced with regard to any of those invoices at this time. The process is in the early stages, and its outcome is unknown.

On November 15, 2010 a purported class action was filed by Angelo Dennings against Clearwire in the U.S. District Court for the Western District of Washington. The complaint generally alleges we slow network speeds when network demand is highest and that such network management violates our agreements with subscribers and is contrary to the company’s advertising and marketing claims. Plaintiffs also allege that subscribers do not review the Terms of Service prior to subscribing, and when subscribers cancel service due to network management, we charge an ETF or restocking fee that they claim is unconscionable under the circumstances. The claims asserted include violations of the Computer Fraud and Abuse Act, breach of contract, breach of the covenant of good faith and fair dealing and unjust enrichment. Plaintiffs seek class certification; unspecified damages and restitution; a declaratory judgment that Clearwire’s ETF and restocking fee are unconscionable under the alleged circumstances; an injunction prohibiting Clearwire from engaging in alleged deceptive marketing and from charging ETFs; interest; and attorneys’ fees and costs. Plaintiff had indicated that it will file an Amended Complaint adding additional class representatives by March 3, 2011. If the Amended Complaint is filed, Clearwire’s responsive motions are due March 31, 2011. This case is in the early stages of litigation, its outcome is unknown and an estimate of any potential loss cannot be made at this time.

In addition to the matters described above, we are often involved in certain other proceedings which seek monetary damages and other relief. Based upon information currently available to us, none of these other claims are expected to have a material adverse effect on our business, financial condition or results of operations.

Indemnification agreements — We are currently a party to indemnification agreements with certain officers and each of the members of our Board of Directors. No liabilities have been recorded in the consolidated balance sheets for any indemnification agreements, because they are not probable nor estimable.